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                                                            EXHIBIT 10.3

                                   CREDIT NOTE

$9,390,000.00                                          October 18, 1996

                                                       Boston, Massachusetts

         For value received, the undersigned (the "Borrower"), jointly and severally, promise to pay to The First National Bank of Boston ("Bank"), or order, the principal amount of Nine Million Three Hundred Ninety Thousand Dollars ($9,390,000.00) on or before May 31, 1997, with interest from the date hereof on the said principal balance from time to time outstanding. The aggregate principal balance outstanding shall bear interest thereon at a per annum rate equal to the rate from time to time established and made effective by the Bank as its Prime Rate (as hereinafter defined) plus one (1%) percent, payable monthly in arrears on the first day of each month, commencing November 1, 1996, as set forth in the Loan Agreement among the Bank and each of Safety 1st, Inc., Safety 1st International Inc., 3232301 Canada Inc., Safety 1st Home Products Canada Inc. and Safety 1st (Europe) Limited dated March 28, 1996 as amended and/or modified from time to time (the ("Loan Agreement").

         Prime Rate means the rate per annum from time to time established by Fleet National Bank as the Prime Rate, it being understood that such rate is a reference rate, not necessarily the lowest, established from time to time, which serves as the basis upon which effective interest rates are calculated for loans making reference thereto. The effective interest rate applicable to undersigned's loans shall change on the date of each change in the Prime Rate.

         Principal and interest shall be payable at the Bank's main office in lawful money of the United States of America without set-off, deduction or counterclaim. Interest shall be calculated on the basis of actual days elapsed and a 360-day year.

         This Note is a revolving note and subject to the foregoing the Borrower may, at its option, at any time prior to demand borrow, pay, prepay and reborrow hereunder, all in accordance with the provisions of the Loan Agreement; provided, however, that the principal balance outstanding shall at no time exceed the face amount of the Note.

         At the option of the holder, this Note shall become immediately due and payable without notice or demand upon the occurrence of an Event of Default (as defined in the Loan Agreement).

         Any payments received by the Bank on account of this Note prior to demand shall be applied first, to any costs, expenses or charges then owed to the Bank by the Borrower; second, to accrued and unpaid interest; and third, to the unpaid principal balance hereof. Any payments so received after demand shall be applied in such manner as the Bank may determine. The Borrower hereby authorizes the Bank to charge any deposit account which the Borrower may maintain with the Bank for any payment required hereunder.


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         Any and all deposits or other sums at any time credited by or due to the undersigned or any endorser or guarantor hereof from the Bank or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, any endorser or guarantor hereof, and any cash, securities, instruments or other property of the undersigned in the possession of the Bank or any of its banking or lending affiliates, or any bank acting as a participant under any loan arrangement between the Bank and the Borrower, any endorser or guarantor hereof, whether for safekeeping or otherwise, or in transit to or from the Bank or any of its banking or lending affiliates or any such participant, or in the possession of any third party acting on the Bank's behalf (regardless of the reason the Bank had received same or whether the Bank has conditionally released the same) shall at all times constitute security for all of the liabilities and obligations of the undersigned and any endorser and guarantor hereof to the Bank and may be applied or set off against such liabilities and obligations of the undersigned, any endorser or guarantor hereof to the Bank at any time, whether or not such are then due, whether or not demand has been made and whether or not other collateral is then available to the Bank.

         No delay or omission on the part of the holder in exercising any right hereunder shall operate as a waiver of such right or of any other right of such holder, nor shall any delay, omission or waiver on any one occasion be deemed a bar to or waiver of the same or any other right on any future occasion. The Borrower and every other maker and every endorser or guarantor of this Note, regardless of the time, order or place of signing, waives presentment, demand, protest and notices of every kind and assents to any extension or postponement of the time of payment or any other indulgence, to any substitution, exchange or release of Collateral and to the addition or release of any other party or person primarily or secondarily liable.

         The Borrower and each endorser and guarantor of this Note shall indemnify, defend and hold the Bank and its directors, officers, employees, agents and attorneys harmless against any claim brought or threatened against the Bank by the Borrower, by any endorser or guarantor, or by any other person (as well as from attorneys' reasonable fees and expenses in connection therewith) on account of the Bank's relationship with the Borrower or any endorser or guarantor hereof (each of which may be defended, compromised, settled or pursued by the Bank with counsel of the Bank's selection, but at the expense of the Borrower and any endorser and/or guarantor).

         The Borrower and each endorser and guarantor of this Note agrees to pay, upon demand, costs of collection of the principal of and interest on this Note, including without limitation reasonable attorneys' fees. At the option of the Bank, after the occurrence of an Event of Default or after demand, interest shall accrue at a rate per annum equal to the aggregate of Two (2%) percent plus the rate provided for herein. If any payment due under this Note is unpaid for Ten (10) days or more, the Borrower shall pay, in addition to any other sums due under this Note (and without limiting the holder's other remedies on account thereof, a late charge equal to Five (5%) percent of the amount of such unpaid amount.


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         This Note shall be binding upon the Borrower and each endorser and guarantor hereof and upon their respective heirs, successors, assigns and representatives, and shall inure to the benefit of the Bank and its successors, endorsees and assigns.

         The liabilities of the Borrower and any endorser or guarantor of this Note are joint and several; provided, however, the release by the Bank of the Borrower or any one or more endorser or guarantor shall not release any other person obligated on account of this Note. Any and all present and future debts of the Borrower to any endorser or guarantor of this Note are subordinated to the full payment and performance of all present and future debts and obligations of the Borrower to the Bank. Each reference in this Note to the Borrower, any endorser and any guarantor is to such person individually and also to all such persons jointly. No person obligated on account of this Note may seek contribution from any other person also obligated, unless and until all liabilities, obligations and indebtedness to the Bank of the person from whom contribution is sought have been satisfied in full. The release or compromise by the Bank of any collateral shall not release any person obligated on account of this Note.

         The Borrower and each endorser and guarantor hereof each authorizes the Bank to complete this Note if delivered incomplete in any respect. A photographic or other reproduction of this Note may be made by the Bank, and any such reproduction shall be admissible in evidence with the same effect of the original itself in any judicial or administrative proceeding, whether or not the original is in existence.

         This Note is delivered to the Bank at one of its offices in Massachusetts, shall be governed by the laws of the Commonwealth of Massachusetts, and shall take effect as a sealed instrument.

         The Borrower and each endorser and guarantor of this Note each irrevocably submits to the nonexclusive jurisdiction of any federal or state court sitting in Boston, Massachusetts, over any suit, action or proceeding arising out of or relating to this Agreement. Each Borrower, endorser or guarantor irrevocably waives, to the fullest extent it may effectively do so under applicable law, any objection it may now or hereafter have to the laying of the venue of any such suit, action or proceeding brought in any such court and any claim that the same has been brought in an inconvenient forum. Each Borrower, endorser or guarantor irrevocably appoints the Secretary of State of the Commonwealth of Massachusetts as its authorized agent to accept and acknowledge on its behalf any and all process which may be served in any such suit, action or proceeding, consents to such process being served (i) by mailing a copy thereof by registered or certified mail, postage prepaid, return receipt requested, to such Borrowers, endorsees or guarantees address shown below or as notified to the Bank and (ii) by serving the same upon such agent, and agrees that such service shall in every respect be deemed effective service upon such Borrower, endorser or guarantor.

         EACH BORROWER, ENDORSER AND GUARANTOR AND BANK EACH HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY, AND AFTER AN OPPORTUNITY TO CONSULT WITH LEGAL COUNSEL, WAIVE ANY AND ALL RIGHTS TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING


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IN CONNECTION WITH THIS NOTE, THE OBLIGATIONS, ALL MATTERS CONTEMPLATED HEREBY
AND DOCUMENTS EXECUTED IN CONNECTION HEREWITH. EACH BORROWER, ENDORSER AND GUARANTOR CERTIFIES THAT NEITHER THE BANK NOR ANY OF ITS REPRESENTATIVES, AGENTS OR COUNSEL HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT THE BANK WOULD NOT IN THE EVENT OF ANY SUCH PROCEEDING SEEK TO ENFORCE THIS WAIVER OF RIGHT TO TRIAL BY JURY.

         Executed as an instrument under seal as of October 18, 1996.


Witness                                   Borrower:

                                          Safety 1st, Inc.

____________________________________   By:____________________________________
                                          Michael Lerner, President


Witness                                   Borrower:

                                          Safety 1st International, Inc.

____________________________________   By:____________________________________
                                          Michael Lerner, President


Witness                                   Borrower:

                                          Safety 1st (Europe) Limited

____________________________________   By:_________________________________


Witness                                   Borrower:

                                          3232301 Canada Inc.

____________________________________   By:_________________________________


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Witness                                   Borrower:

                                          Safety 1st Home Products Canada, Inc.

____________________________________   By:_________________________________


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